Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator S&P 500 Buffer ETF™ – January

Innovator S&P 500 Power Buffer ETF™ – January

Innovator S&P 500 Ultra Buffer ETF™ – January

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated March 2, 2020

December 15, 2020

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on December 31, 2020, and each Fund will commence a new outcome period that will begin on January 1, 2021 and end on December 31, 2021. Each Fund’s Cap will not be determined until the start of the new outcome period on January 1, 2021. Effective as of the commencement of the outcome period on January 1, 2021, the outcomes for the Funds will be based upon the SPDR® S&P 500® ETF Trust. As of December 14, 2020, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator S&P 500 Buffer ETF™ – January	BJAN	14.89% – 16.49% (14.10% – 15.70% after taking into account the Fund’s unitary management fee)
Innovator S&P 500 Power Buffer ETF™ – January	PJAN	9.51% – 10.63% (8.72% – 9.84% after taking into account the Fund’s unitary management fee)
Innovator S&P 500 Ultra Buffer ETF™ – January	UJAN	7.18% – 7.81% (6.39% – 7.02% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference